                                                                 Exhibit 10.5(b)

                              FIRST AMENDMENT TO

                                     LEASE

                                    between

                  FAWN ASSOCIATES LIMITED LIABILITY COMPANY,

                                   LANDLORD

                                      and

                  FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC,

                                     TENANT

     WHEREAS, Fawn Associates Limited Partnership, now known as Fawn Associates Limited Liability Company, as Landlord, and Franchise Mortgage Acceptance Company LLC, as Tenant, entered into a Lease as of March 22, 1996 (the "Lease") for approximately 8,570 rentable square feet of office space on the fourth floor of Building #5 of Greenwich Office Park, Greenwich, Connecticut;

     WHEREAS, Landlord has offered Tenant the right to lease an additional portion of the rentable portion of the fourth floor of Building #5 of Greenwich Office Park, consisting of 3,212 rentable square feet of office space as shown in Exhibit X to this Amendment to Lease (herein defined as "Additional Space"; the Additional Space and the Premises collectively referred to as the "Premises"); and

     WHEREAS, Tenant has accepted Landlord's offer to lease the Additional
Space;


     NOW THEREFORE, to effect the intentions of the parties and for good and valuable consideration paid by each to the other, Landlord and Tenant agree as follows:

     1. Item 2 of the Data Sheet attached to the Lease shall be amended by adding the following paragraphs to the end of such Item:

             "Additionally, Landlord shall perform the following work in the Premises at the Landlord's cost and expense:

             (i) install two (2) additional empty data outlets with drag lines in Rooms 410 and 411;

             (ii)  furnish and install one (i) dedicated quad outlet in Room
                   410;

             (iii) furnish and install one (1) trane split system airconditioner to provide year round operation, including electrical connections and roofing curb;

             (iv) furnish and install all wiring connectors and face plates for voice/data work including 50 wall outlet and 22 furniture outlets, but excluding punchdown work;
                                ---------

             (v) furnish and install six (6) fifty (50) pair telephone punchdown blocks, excluding any cross connect wiring;
                                     ---------

             (vi)  furnish and install three (3) amp 48-port patch panels;

             (vii) furnish and install one (1) amp 24-port patch panel and mount racking;

          (viii) remove existing glass door in Room 418 and reinstall window unit;

            (ix)  furnish and install the following:

                  (a)  two (2) isolated ground circuits for Area 409A,

                  (b)  two (2) isolated ground circuits for Area 409B,

                  (c)  one (1) isolated ground circuit for Area 426,

                  (d)  one (1) power circuit for Area 409B,

                  (e)  one (1) power circuit for Area 426,

                  (f) one (1) duplex receptacle on dedicated circuit in server room, and

                  (g) one (1) quad receptacle on dedicated receptacle in server room;

             (x)  furnish and install dishwasher and microwave;

            (xi) furnish and install one (1) upgraded lockset at server room door;

           (xii)  furnish and install glass in office 419;

          (xiii)  furnish and install wallcovering in office 415; and

          (xiv) revisions to meeting room 411 pursuant to sketches 7 and 8 dated May 17, 1996 by R.S. Granoff.

     Landlord shall also perform, at Landlord's cost and expense except as specified below, additional Landlord's Construction in the Additional Premises in accordance with the schematic plan attached hereto as Exhibit Y to this Amendment of Lease, including (i) building standard (a) carpet/floor tile, (b) vinyl base, (c) paint, (d) lighting, (e) ceiling and (f) electrical work; and (ii) two (2) glass side lites as indicated on said plan. All items indicated on such plan as not included as "Building Standard" shall be performed by Landlord at Tenant's sole cost and expense and shall otherwise be subject to the terms and provisions of ARTICLE 9 of
                                                                   ---------
     the Lease."


2. In Item 3 of the Data Sheet, the number "8.71%" shall be deleted and the number "11.98%" submitted in its place.

3. Item 4 of the Data Sheet shall be amended to read in its entirety as follows:

          "A portion of the forth floor of the Building, consisting of 11,782 rentable square feet. Tenant shall also have, at no additional charge, the exclusive use of the Terrace on the western side of the Premises and the non-exclusive use in common with the tenant of the adjacent space of the Terrace on the eastern side of the Premises."

4.   In Item 5 of the Data Sheet, the term "six(6) years," shall be deleted.

5. Item 5(a) of the Data Sheet shall be amended to read in its entirety as follows:

          "COMMENCEMENT DATE:
          JUNE 7, 1996."

6. Item 5(b) of the Data Sheet shall be amended to read in its entirety as follows:

         "EXPIRATION DATE:
         September 30, 2003."

7. In Item 6 of the Data Sheet, the number "twenty-eight (28)" shall be deleted and the number "thirty-eight (38)" shall be substituted in its place, and the number "sixteen (16)" shall be deleted and the number "twenty-one (21)" shall be substituted in its place.

8. The following provision shall be added to the end of Item 7 of the Data Sheet attached to the Lease:

         "The projected completion date for Landlord's Construction in the Additional Space is October 1, 1996, provided that by July 15, 1996, working drawings which are (i) reasonably acceptable to landlord; (ii) adequate for submission to the Town of Greenwich; and (iii) sufficiently detailed for bidding purposes are delivered to Landlord. Standard architectural, permitting and related fees and charges for Landlord's Construction in the Additional Space shall be included as part of Landlord's Construction at no cost to Tenant."

9. Item 8 of the Data Sheet attached to the Lease shall be amended to read in its entirety as follows:

         "Fixed Rent shall be determined by multiplying 11,782 rentable square feet by an annual rate per rentable square foot, as follows:

         Lease Months 1-24:       $21.70/r.s.f.
         Lease Months 25-48:      $23.70/r.s.f.
         Lease Months 49-87:      $25.70/r.s.f.

         For the purpose of calculating Lease Months, Lease Month 1 shall be the calendar month following the month in which the Commencement Date occurs (unless the Commencement Date is on the first of the month, in which case Lease Month 1 shall be the month in which the Commencement Date occurs), Lease Month 2 shall be the next full calendar month and so forth. The per diem rent for the period, if any, from the Commencement Date until Lease Month 1 shall be $564.19.

         Notwithstanding anything to the contrary contained herein, for the period commencing on Lease Month 1 until the Additional Space is available for Tenant's occupancy in accordance with Sections 3.02 and
                                                             -----------------
         3.03 of this Lease, Tenant shall receive a credit towards the amount of
         ----
         Fixed Rent payable in the amount of $5,808.37 per month, pro-rated if necessary."

10.  In Section 9.01 of the Lease, the following phrase shall be added to the
        ------------
     end of the fourth (4th) sentence of such section:

         ";provided, however, Tenant shall have no obligation to remove any of Landlord's Construction.

11. Exhibit C of the Lease shall be deleted and Exhibit Z to this Amendment shall be substituted in its place.

12. All initial-capitalized terms herein are intended to have the same meanings as set forth in the Lease.

     13. In the respects not amended hereby, all terms and provisions of the Lease, including the Data Sheet and the Exhibits thereto, are hereby ratified and confirmed.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment to Lease as of the 11th day of July, 1996.


Signed, Sealed and Delivered
in the Presence of:
                                             FAWN ASSOCIATES
                                             LIMITED LIABILITY COMPANY


[SIGNATURE ILLEGIBLE]                        By: /s/ Steven J. Schacter
---------------------                           --------------------------------
                                                Steven J. Schacter
                                                Its Authorized Representative

[SIGNATURE ILLEGIBLE]
---------------------
                                             FRANCHISE MORTGAGE ACCEPTANCE
                                             COMPANY LLC


[SIGNATURE ILLEGIBLE]                        By: /s/ John Rinaldi
---------------------                           --------------------------------
                                                John Rinaldi
                                                Senior Vice President
[SIGNATURE ILLEGIBLE]
---------------------

STATE OF CONNECTICUT       )
                           ) ss.:  Greenwich                   July 11, 1996
COUNTY OF FAIRFIELD        )


     Personally appeared STEVEN J. SCHACTER, Authorized Representative of FAWN ASSOCIATES LIMITED LIABILITY COMPANY, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of Fawn Associates Limited Liability Company, before me.

                                                  /s/ Elaine E. Seeds
                                                  ------------------------
                                                  Notary Public
                                                  My Commission Expires:
                                                           [STAMP APPEARS HERE]


STATE OF CONNECTICUT       )
                           ) ss.:  Greenwich                   July 11, 1996
COUNTY OF FAIRFIELD        )


     Personally appeared JOHN RINALDI, Senior Vice President of FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed and the free act and deed of said limited liability company, before me.



                                                   [SIGNATURE ILLEGIBLE]
                                                  ------------------------
                                                  Notary Public
                                                  My Commission Expires: 4/30/97

                                   EXHIBIT X
                                   ---------

              [PLAN OF GREENWICH OFFICE PARK - FIVE APPEARS HERE]


                         GREENWICH OFFICE PARK - FIVE
                               FOURTH FLOOR PLAN
                                     .NTS.
                                 JUNE 20, 1996

                                                                     EXHIBIT V
                                                                     ---------

               [PLAN OF GREENWICH OFFICE PARK FIVE APPEARS HERE]

                               E.M.A.C EXPANSION
                               -----------------
                              Proposed Floor Plan
                          Greenwich Office Park Five
                                 Fourth Floor
                            3,212 Additional R.S.F.
                               Scale: 1/8"=1'-0"
                                 June 27, 1996
                               (REVISED 7/9/96)

----------------------------------------------------------------

NOTE:
----
1. The following items are not included as "Building standard"
 .Built-in counters, cabinate & shelving
 .Kitchen appliances and plumbing
2. Open workstation partitons to be by tenant
3. All filing and furniture to be by Tenant
4. All dimensions are approximate and may vary according to actual building conditions.

----------------------------------------------------------------

                                                                       EXHIBIT Z
                                                                       ---------


         [GREENWICH OFFICE PARK-FIVE FOURTH FLOOR PLAN APPEARS HERE]



                          GREENWICH OFFICE PARK-FIVE
                               FOURTH FLOOR PLAN
                                     "NTS"
                                 JUNE 20, 1996